UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2012 (December 6, 2012)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 5, 2012, Caesars Entertainment Corporation (the “Registrant”) announced the intent of its wholly owned subsidiaries, Caesars Operating Escrow LLC and Caesars Escrow Corporation (the “Escrow Issuers”), to offer, through a private placement, $300,000,000 aggregate principal amount of 9% senior secured notes due 2020, subject to market and other conditions. The press release related to the notes was attached as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, dated December 5, 2012.

On December 6, 2012, the Escrow Issuers priced $750,000,000 aggregate principal amount of 9% senior secured notes due 2020 at an issue price of 98.25%, plus accrued interest from August 22, 2012. The notes are being offered in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. The notes will be issued under the same indenture governing the 9% senior secured notes due 2020 that were issued on August 22, 2012 (the “Existing Notes”), but the notes and the Existing Notes will not be fungible until the completion of a registered exchange offer pursuant to which holders that exchange their notes and/or Existing Notes will collectively receive registered 9% senior secured notes due 2020 that will have a single CUSIP number and thereafter be fungible. The closing of the offering is subject to a number of conditions. Upon the satisfaction of certain conditions, Caesars Entertainment Operating Company, Inc. will assume the Escrow Issuers’ obligations under the notes and the indenture.

The Registrant is disclosing under Item 8.01 of this Current Report on Form 8-K the foregoing information and the information attached to this Current Report on Form 8-K as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from an offering memorandum, as supplemented, that is being disseminated in connection with the notes offering described above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Disclosure in connection with the distribution of the offering memorandum for $750,000,000 aggregate principal amount of 9% senior secured notes due 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: December 6, 2012	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Disclosure in connection with the distribution of the offering memorandum for $750,000,000 aggregate principal amount of 9% senior secured notes due 2020.